995 P-1 07/14

SUPPLEMENT DATED JULY 11, 2014

TO THE PROSPECTUS DATED

JANUARY 1, 2014

OF

FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

(Franklin Alternative Strategies Funds)

The prospectus is amended as follows:

I.  The “Fund Summary – Investment Manager” section on page 10 is replaced with the following:

Investment Manager

Franklin Alternative Strategies Advisers, LLC (FASA)

II. The “Fund Summary – Portfolio Manager” section on page 10 is replaced with the following:

Stephen P. Burke

Executive Vice President and Chief Compliance Officer of FASA and a portfolio manager of the Fund since inception (December 2011).

John C. Pickart, CFA

Executive Vice President and Chief Financial Officer of FASA and a portfolio manager of the Fund since inception (December 2011).

Wayne D. Ryan, CAIA

Head of Global Trading of FASA  and a portfolio manager of the Fund since inception (December 2011)

III.  The “Fund Details – Management” section beginning on page 23 is replaced with the following:

Franklin Alternative Strategies Advisers, LLC (FASA) (formerly, Pelagos Capital Management, LLC (Pelagos)), One International Place, Boston, MA 02110, serves as the Fund’s investment manager. FASA is a wholly owned subsidiary of Franklin Templeton Institutional, LLC, which is an indirect subsidiary of Franklin Resources, Inc. (Resources). Together, FASA and its affiliates manage, as of May 31, 2014, over $908 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on commodity-linked derivative investments. The portfolio managers of the Fund are as follows:

STEPHEN P. BURKE  Executive Vice President and Chief Compliance Officer of FASA

Mr. Burke has been a portfolio manager of the Fund since inception. Mr. Burke has over twenty-five years of capital market knowledge highlighted by extensive experience managing asset allocation and fixed income portfolios for institutions and individual investors. Mr. Burke earned a B.S. from the Carroll School of Management at Boston College.

JOHN C. PICKART, CFA  Executive Vice President and Chief Financial Officer of FASA

Mr. Pickart has been a portfolio manager of the Fund since inception. Mr. Pickart has over twenty-four years of capital market experience highlighted by management of a Morningstar 4-Star fund as well as small and mid-cap equity portfolios. Mr. Pickart has extensive analytic experience in the energy, materials, and financial sectors. Mr. Pickart has managed growth and value equity strategies. Mr. Pickart earned an M.B.A. from the University of Chicago Booth School of Business and a B.S. from the University of Tampa. Mr. Pickart has earned the CFA designation.

WAYNE D. RYAN, CAIA  Head of Global Trading of FASA

Mr. Ryan has been a portfolio manager of the Fund since the Fund's inception. Mr. Ryan attended the Carroll School of Management at Boston College from 2004 to 2006, where he earned an M.B.A. Prior to attending graduate school, Mr. Ryan worked as a proprietary equity trader. Mr. Ryan earned an A.B. from Harvard College and has earned the Chartered Alternative Investment Analyst designation.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

As of September 27, 2013, shareholders of the Fund approved Pelagos (now known as FASA) as the Fund’s investment manager. Prior to that date, Franklin Advisers, Inc. (Advisers) served as the Fund’s investment manager and FASA served as the Fund’s sub-adviser. Under the investment management agreement approved by shareholders for the Fund with FASA, the Fund will pay FASA as compensation for its services a fee at an annual rate equal to 0.85% of the value of the Fund’s net assets. Prior to the date above, under the investment management agreement with Advisers, the Fund paid Advisers a fee equal to an annual rate of 0.65% of its average daily net assets. The new investment management agreement with FASA, however, was bundled with the Fund’s fund administration agreement, including the fees of 0.20% payable thereunder, as approved by the board of trustees.

For the fiscal year ended May 31, 2013, the Fund paid Advisers a fee equal to 0.65% of the average daily net assets of the Fund. Advisers compensated FASA from the fees that Advisers received from the Fund. The management fees paid to Advisers before and after waivers for the fiscal year ended May 31, 2013 were 0.65% and 0.65%, respectively.

FASA has agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. In addition, FASA has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that expenses (excluding Rule 12b-1 fees; acquired fund fees and expenses; and certain non-routine expenses or costs (including those relating to litigation, indemnification, reorganizations and liquidations)) for each class of the Fund do not exceed (and could be less than) 0.95% until December 31, 2014. Under this fee and expense waiver, fees and expenses of the Fund (including management, administration and custody fees) will be waived equally among all classes and, to the extent necessary, transfer agency fees will be waived equally among all classes, except with respect to Class R6, for which its class-specific transfer agency fees may be waived in a different amount. FASA has also contractually agreed to waive an amount of investment management fees that it receives from the Fund in an amount equal to the investment management fees it receives from the Subsidiary. This waiver relating to the Subsidiary may not be terminated by FASA and will remain in effect for as long as the investment management agreement between the Fund and FASA is in place.

A discussion regarding the basis for the board of trustees approving the Fund’s prior investment management contract with Advisers is available in the Fund’s annual report to shareholders. A discussion regarding the board of trustees approving the Fund’s current investment management contract with FASA will be available in the Fund’s annual report to shareholders for the period ended May 31.

Please keep this supplement for future reference.